SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 25, 2002
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
      -------------------------------------------------------------------
      (as depositor under a certain Pooling and Servicing Agreement dated as of April 30, 2002, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2002-3)
             (Exact Name of Registrant as specified in its charter)



       Delaware                    333-81506-02               52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,   AF-2,   AF-3,   AF-4,  AV-1,  M-1,  M-2,  B-1  and  B-2
Certificateholders with respect to the June 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  June 26, 2002

                                                                         ANNEX A


                                                                     Page 1 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                        Statement to Certificateholders
                                 June 25, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1     102,000,000.00   102,000,000.00  6,673,299.62    62,021.67       6,735,321.29    0.00      0.00    95,326,700.38
AF2      27,000,000.00    27,000,000.00          0.00   106,605.00         106,605.00    0.00      0.00    27,000,000.00
AF3      21,000,000.00    21,000,000.00          0.00    96,215.00          96,215.00    0.00      0.00    21,000,000.00
AF4      14,971,000.00    14,971,000.00          0.00    76,214.87          76,214.87    0.00      0.00    14,971,000.00
AV1      78,451,000.00    78,451,000.00  2,338,457.06    50,818.81       2,389,275.87    0.00      0.00    76,112,542.94
M1       15,568,000.00    15,568,000.00          0.00    78,345.96          78,345.96    0.00      0.00    15,568,000.00
M2       11,322,000.00    11,322,000.00          0.00    60,950.10          60,950.10    0.00      0.00    11,322,000.00
B1        8,775,000.00     8,775,000.00          0.00    49,183.88          49,183.88    0.00      0.00     8,775,000.00
B2        3,961,000.00     3,961,000.00          0.00    22,547.99          22,547.99    0.00      0.00     3,961,000.00
R                 0.00             0.00          0.00         0.00               0.00    0.00      0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  283,048,000.00   283,048,000.00  9,011,756.68   602,903.28       9,614,659.96    0.00      0.00   274,036,243.32
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X       283,048,467.73   283,048,467.73          0.00         0.00               0.00    0.00      0.00   275,474,255.10
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294751AQ5    1,000.00000000     65.42450608      0.60805559     66.03256167      934.57549392   AF1     1.990000 %
AF2     294751AR3    1,000.00000000      0.00000000      3.94833333      3.94833333    1,000.00000000   AF2     4.738000 %
AF3     294751AS1    1,000.00000000      0.00000000      4.58166667      4.58166667    1,000.00000000   AF3     5.498000 %
AF4     294751AT9    1,000.00000000      0.00000000      5.09083361      5.09083361    1,000.00000000   AF4     6.109000 %
AV1     294751AU6    1,000.00000000     29.80786810      0.64777772     30.45564582      970.19213190   AV1     2.120000 %
M1      294751AV4    1,000.00000000      0.00000000      5.03250000      5.03250000    1,000.00000000   M1      6.039000 %
M2      294751AW2    1,000.00000000      0.00000000      5.38333333      5.38333333    1,000.00000000   M2      6.460000 %
B1      294751AX0    1,000.00000000      0.00000000      5.60500057      5.60500057    1,000.00000000   B1      6.726000 %
B2      294751AY8    1,000.00000000      0.00000000      5.69249937      5.69249937    1,000.00000000   B2      6.831000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS               1,000.00000000     31.83826305      2.13003900     33.96830205      968.16173695
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X       N/A          1,000.00000000      0.00000000      0.00000000      0.00000000      973.24058070   X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33 rd St, 14th Fl
                            New York, New York 10001
                   Tel: (212) 946-7959 / Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           212,670.38
                                Group I Curtailments                   94,317.17
                                Group I Prepayments                 5,301,795.74
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           45,053.59
                                Group II Curtailments                   1,794.55
                                Group II Prepayments                1,918,581.20
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,437,544.05

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           62,021.67
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          106,605.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           96,215.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           76,214.87
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1           50,818.81
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            78,345.96
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            60,950.10
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B-1            49,183.88
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                 June 25, 2002
--------------------------------------------------------------------------------

                                Interest Distribution - B-2            22,547.99
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    204,173,967.80
                                Group I Ending Pool Balance       198,565,184.51
                                Group II Beginning Pool Balance    78,874,499.93
                                Group II Ending Pool Balance       76,909,070.59
                                Total Beginning Pool Balance      283,048,467.73
                                Total Ending Pool Balance         275,474,255.10

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  85,072.49
                                Group II Servicing Fee                 32,864.37

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution             136,063.22
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         136,063.22
                                Group II Delinquency Advances Included
                                  in Current Distribution              48,792.88
                                Group II Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          48,792.88

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days        350          25,358,419.22           12.77 %
                 31-60 days         26           1,470,290.53            0.74 %
                 61-90 days          0                   0.00            0.00 %
                   91+days           0                   0.00            0.00 %
                    Total          376          26,828,709.75           13.51 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                 June 25, 2002
--------------------------------------------------------------------------------

                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days         64          8,193,405.24            10.65 %
                 31-60 days         17          2,002,728.75             2.60 %
                 61-90 days          0                  0.00             0.00 %
                  91+days            0                  0.00             0.00 %
                  Total             81         10,196,133.99            13.25 %
                 ---------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,425,587.29
                                Group II Three Largest Loans        1,388,309.22

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans with
                          Original Terms <= 36 Months and 60+ Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                    207,058.53
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.41
                                Group II Weighted Average Mortgage Rate     9.30

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   233.00
                                Group II Weighted Average Remaining Term  351.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount        1,438,011.78
                                Overcollateralization Target Amount 7,359,260.16
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            5,921,248.38

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.00 %

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-3
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee
                          under Yield Maintenance Agreement                 0.00

Sec. 4.03 (a)(xxvii)    MGIC Monthly Premium                           48,748.48















[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.